Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Exhibit 99.1

Segment Information for three months ended March 31, 2017 and 2016

	Three Months Ended March 31,
	2017	2016
Net Sales
Aerospace	$3,546	$3,705
Home and Building Technologies	2,269	2,175
Performance Materials and Technologies	2,353	2,583
Safety and Productivity Solutions	1,324	1,059
Total	$9,492	$9,522

Segment Profit
Aerospace	$796	$798
Home and Building Technologies	377	356
Performance Materials and Technologies	483	465
Safety and Productivity Solutions	194	150
Corporate	(61)	(49)
Total	$1,789	$1,720

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Three Months Ended March 31,
	2017	2016	% Change

Aerospace Sales
Commercial Aviation Original Equipment	$611	$701	(13)%
Commercial Aviation Aftermarket	1,201	1,148	5%
Defense and Space	950	1,069	(11)%
Transportation Systems	784	787	-
Total Aerospace Sales	3,546	3,705

Home and Building Technologies Sales
Home and Building Products	1,157	1,096	6%
Home and Building Distribution	1,112	1,079	3%
Total Home and Building Technologies Sales	2,269	2,175

Performance Materials and Technologies Sales
UOP	577	568	2%
Process Solutions	1,109	1,139	(3)%
Advanced Materials	667	876	(24)%
Total Performance Materials and Technologies Sales	2,353	2,583

Safety and Productivity Solutions Sales
Safety	521	508	3%
Productivity Solutions	803	551	46%
Total Safety and Productivity Solutions Sales	1,324	1,059

Net Sales	$9,492	$9,522

2

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Three Months Ended
	March 31,
	2017	2016	% Change
Net sales	$2,269	$2,175	4%
Cost of products and services sold	1,480	1,404
Selling, general and administrative and other expenses	412	415
Segment profit	$377	$356	6%

		2017 vs. 2016
		Three Months Ended
		March 31,
Factors Contributing to Year-Over-Year Change		Sales	Segment Profit
Organic growth/ Operational segment profit		4%	7%
Foreign currency translation		(2)%	(2)%
Acquisitions, divestitures and other, net		2%	1%
Total % Change		4%	6%

Performance Materials and Technologies

	Three Months Ended March 31,
	2017	2016	% Change
Net sales	$2,353	$2,583	(9)%
Cost of products and services sold	1,547	1,781
Selling, general and administrative and other expenses	323	337
Segment profit	$483	$465	4%

		2017 vs. 2016
		Three Months Ended
		March 31,
Factors Contributing to Year-Over-Year Change		Sales	Segment Profit
Organic growth/ Operational segment profit		4%	17%
Foreign currency translation		(1)%	(2)%
Acquisitions, divestitures and other, net		(12)%	(11)%
Total % Change		(9)%	4%
3

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Segment Information for the three and six months ended June 30, 2017 and 2016

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net Sales
Aerospace	$3,674	$3,779	$7,220	$7,484
Home and Building Technologies	2,414	2,402	4,683	4,577
Performance Materials and Technologies	2,561	2,708	4,914	5,291
Safety and Productivity Solutions	1,429	1,102	2,753	2,161
Total	$10,078	$9,991	$19,570	$19,513

Segment Profit
Aerospace	$819	$791	$1,615	$1,589
Home and Building Technologies	391	389	768	745
Performance Materials and Technologies	553	543	1,036	1,008
Safety and Productivity Solutions	214	173	408	323
Corporate	(67)	(49)	(128)	(98)
Total	$1,910	$1,847	$3,699	$3,567
4

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
	2017	2016	Change	2017	2016	Change

Aerospace Sales
Commercial Aviation Original Equipment	$641	$676	(5)%	$1,252	$1,377	(9)%
Commercial Aviation Aftermarket	1,262	1,207	5%	2,463	2,355	5%
Defense and Space	983	1,096	(10)%	1,933	2,165	(11)%
Transportation Systems	788	800	(2)%	1,572	1,587	(1)%
Total Aerospace Sales	3,674	3,779		7,220	7,484

Home and Building Technologies Sales
Home and Building Products	1,205	1,225	(2)%	2,362	2,321	2%
Home and Building Distribution	1,209	1,177	3%	2,321	2,256	3%
Total Home and Building Technologies Sales	2,414	2,402		4,683	4,577

Performance Materials and Technologies Sales
UOP	641	614	4%	1,218	1,182	3%
Process Solutions	1,189	1,160	3%	2,298	2,299	-
Advanced Materials	731	934	(22)%	1,398	1,810	(23)%
Total Performance Materials and Technologies Sales	2,561	2,708		4,914	5,291

Safety and Productivity Solutions Sales
Safety	529	524	1%	1,050	1,032	2%
Productivity Solutions	900	578	56%	1,703	1,129	51%
Total Safety and Productivity Solutions Sales	1,429	1,102		2,753	2,161

Net Sales	$10,078	$9,991		$19,570	$19,513

5

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	% Change	2017	2016	% Change
Net sales	$2,414	$2,402	-	$4,683	$4,577	2%
Cost of products and services sold	1,598	1,575		3,078	2,979
Selling, general and administrative and other expenses	425	438		837	853
Segment profit	$391	$389	1%	$768	$745	3%

	2017 vs. 2016
	Three Months Ended June 30,		Six Months Ended June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	2%	2%	3%	4%
Foreign currency translation	(2)%	(1)%	(2)%	(2)%
Acquisitions, divestitures and other, net	-	-	1%	1%
Total % Change	-	1%	2%	3%

Performance Materials and Technologies

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	% Change	2017	2016	% Change
Net sales	$2,561	$2,708	(5)%	$4,914	$5,291	(7)%
Cost of products and services sold	1,678	1,823		3,225	3,604
Selling, general and administrative and other expenses	330	342		653	679
Segment profit	$553	$543	2%	$1,036	$1,008	3%

	2017 vs. 2016
	Three Months Ended June 30,		Six Months Ended June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	8%	11%	6%	13%
Foreign currency translation	(1)%	(1)%	(1)%	(1)%
Acquisitions, divestitures and other, net	(12)%	(8)%	(12)%	(9)%
Total % Change	(5)%	2%	(7)%	3%
6

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Segment Information for the three and nine months ended September 30, 2017 and 2016

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net Sales
Aerospace	$3,657	$3,601	$10,877	$11,085
Home and Building Technologies	2,479	2,425	7,162	7,002
Performance Materials and Technologies	2,571	2,605	7,485	7,896
Safety and Productivity Solutions	1,414	1,173	4,167	3,334
Total	$10,121	$9,804	$29,691	$29,317

Segment Profit
Aerospace	$780	$663	$2,395	$2,252
Home and Building Technologies	421	427	1,189	1,172
Performance Materials and Technologies	563	517	1,599	1,525
Safety and Productivity Solutions	213	172	621	495
Corporate	(82)	(59)	(210)	(157)
Total	$1,895	$1,720	$5,594	$5,287
7

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
			%			%
	2017	2016	Change	2017	2016	Change
Aerospace Sales
Commercial Aviation Original Equipment	$593	$538	10%	$1,845	$1,915	(4)%
Commercial Aviation Aftermarket	1,312	1,215	8%	3,775	3,570	6%
Defense and Space	992	1,125	(12)%	2,925	3,290	(11)%
Transportation Systems	760	723	5%	2,332	2,310	1%
Total Aerospace Sales	3,657	3,601		10,877	11,085

Home and Building Technologies Sales
Home and Building Products	1,243	1,223	2%	3,605	3,544	2%
Home and Building Distribution	1,236	1,202	3%	3,557	3,458	3%
Total Home and Building Technologies Sales	2,479	2,425		7,162	7,002

Performance Materials and Technologies Sales
UOP	706	564	25%	1,924	1,746	10%
Process Solutions	1,206	1,123	7%	3,504	3,422	2%
Advanced Materials	659	918	(28)%	2,057	2,728	(25)%
Total Performance Materials and Technologies Sales	2,571	2,605		7,485	7,896

Safety and Productivity Solutions Sales
Safety	537	526	2%	1,587	1,558	2%
Productivity Solutions	877	647	36%	2,580	1,776	45%
Total Safety and Productivity Solutions Sales	1,414	1,173		4,167	3,334

Net Sales	$10,121	$9,804		$29,691	$29,317
8

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% Change	2017	2016	% Change
Net sales	$2,479	$2,425	2%	$7,162	$7,002	2%
Cost of products and services sold	1,636	1,561		4,714	4,540
Selling, general and administrative and other expenses	422	437		1,259	1,290
Segment profit	$421	$427	(1)%	$1,189	$1,172	1%

	2017 vs. 2016
	Three Months Ended September 30,		Nine Months Ended September 30,

Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit

Organic growth/ Operational segment profit	1%	(3)%	2%	1%
Foreign currency translation	1%	2%	(1)%	-
Acquisitions, divestitures and other, net	-	-	1%	-

Total % Change	2%	(1)%	2%	1%

Performance Materials and Technologies

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
Net sales	$2,571	$2,605	(1)%	$7,485	$7,896	(5)%
Cost of products and services sold	1,651	1,764		4,876	5,368
Selling, general and administrative and other expenses	357	324		1,010	1,003
Segment profit	$563	$517	9%	$1,599	$1,525	5%

	2017 vs. 2016
	Three Months Ended September 30,		Nine Months Ended September 30,

Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit

Organic growth/ Operational segment profit	10%	15%	7%	14%
Foreign currency translation	1%	1%	-	-
Acquisitions, divestitures and other, net	(12)%	(7)%	(12)%	(9)%

Total % Change	(1)%	9%	(5)%	5%
9

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Segment Information for the years ended December 31, 2016 and 2015

	Years Ended December 31,
	2016	2015
Net Sales
Aerospace	$14,751	$15,237
Home and Building Technologies	9,490	9,026
Performance Materials and Technologies	10,436	9,610
Safety and Productivity Solutions	4,625	4,708
Total	$39,302	$38,581

Segment Profit
Aerospace	$2,991	$3,218
Home and Building Technologies	1,621	1,492
Performance Materials and Technologies	2,112	2,010
Safety and Productivity Solutions	680	746
Corporate	(218)	(210)
Total	$7,186	$7,256
10

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Years Ended December 31,
	2016	2015	% Change
Aerospace Sales
Commercial Aviation Original Equipment	$2,525	$2,905	(13)%
Commercial Aviation Aftermarket	4,796	4,656	3%
Defense and Space	4,375	4,715	(7)%
Transportation Systems	3,055	2,961	3%
Total Aerospace Sales	14,751	15,237

Home and Building Technologies Sales
Home and Building Products	4,803	4,576	5%
Home and Building Distribution	4,687	4,450	5%
Total Home and Building Technologies Sales	9,490	9,026

Performance Materials and Technologies Sales
UOP	2,469	2,976	(17)%
Process Solutions	4,640	3,124	49%
Advanced Materials	3,327	3,510	(5)%
Total Performance Materials and Technologies Sales	10,436	9,610

Safety and Productivity Solutions Sales
Safety	2,075	2,135	(3)%
Productivity Solutions	2,550	2,573	(1)%
Total Safety and Productivity Solutions Sales	4,625	4,708

Net Sales	$39,302	$38,581
11

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Years Ended December 31,
	2016	2015	% Change
Net sales	$9,490	$9,026	5%
Cost of products and services sold	6,152	5,859
Selling, general and administrative and other expenses	1,717	1,675
Segment profit	$1,621	$1,492	9%

	Years Ended December 31,
	2016 vs. 2015
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	5%	8%
Foreign currency translation	(2)%	(2)%
Acquisitions, divestitures and other, net	2%	3%
Total % Change	5%	9%

Performance Materials and Technologies

	Years Ended December 31,
	2016	2015	% Change
Net sales	$10,436	$9,610	9%
Cost of products and services sold	6,978	6,516
Selling, general and administrative and other expenses	1,346	1,084
Segment profit	$2,112	$2,010	5%

	Years Ended December 31,
	2016 vs. 2015
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	(3)%	2%
Foreign currency translation	(1)%	(2)%
Acquisitions, divestitures and other, net	13%	5%
Total % Change	9%	5%
12